UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

FIRST TRINITY FINANCIAL CORPORATION

Oklahoma	000-52613	34-1991436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E. 63rd Place, Suite 230
Tulsa, Oklahoma 74133-1246
(Address of principal executive offices) (Zip Code)

(918) 249-2438
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class

Common Stock $0.01 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 — Other Events

Annual Meeting Adjournment

On May 20, 2026, First Trinity Financial Corporation (the “Company”) convened its 2026 Annual Meeting of Class A and Class B Shareholders (the “Annual Meeting”). At that time, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. Accordingly, the Annual Meeting was adjourned without any business being conducted. The adjourned Annual Meeting will reconvene on June 24, 2026, at 10:00 a.m. Central Time in the Board Room of the First Trinity Financial Corporate office - 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133 to vote upon the proposals set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2026, as supplemented from time to time (the “Proxy Statement”). The close of business on March 23, 2026 will continue to be the record date for the determination of shareholders of the Company entitled to vote at the reconvened Annual Meeting.

Shareholders may vote in person at the Annual Meeting or by submitting a proxy for the Annual Meeting. Shareholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. During the adjournment period, the Company will continue to solicit votes from its shareholders with respect to the proposals for the Annual Meeting.

No changes have been made to the proposals to be voted on at the Annual Meeting. The Company encourages all shareholders of record as of the close of business on March 23, 2026, who have not yet voted, to do so by June 24, 2026, at 10:00 a.m. Central Time. Notwithstanding the foregoing, any votes properly received before the close of the adjourned Annual Meeting on June 24, 2026 will be accepted. Proxies previously submitted in respect of the Annual Meeting will be voted at the reconvened Annual Meeting unless properly revoked.

Important Information

This document may be deemed to be solicitation material in respect of the Annual Meeting to be reconvened on June 24, 2026. The Company has filed a definitive proxy statement with the SEC in connection with the solicitation of proxies for the Annual Meeting.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING.

Shareholders may obtain free copies of the proxy statement and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the adjourned Annual Meeting. Information regarding the names and interests of the Company’s directors and executive officers is contained in the Company’s proxy statement filed with the SEC on March 30, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRINITY FINANCIAL CORPORATION

Date: May 27, 2026	By:	/s/ Gregg E. Zahn
	Name:	Gregg E. Zahn
	Title:	President and Chief Executive Officer